VIGCE-SUM SUP 031919

Summary Prospectus Supplement dated March 19, 2019

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Series I and Series II shares of the Fund listed below:

Invesco V.I. Global Core Equity Fund

The following information replaces in its entirety the information appearing under the heading “Management of the Fund” in the prospectuses:

“Investment Adviser: Invesco Advisers, Inc. (Invesco or the Adviser)

Investment Sub-Adviser: Invesco Asset Management Limited

Portfolio Managers	Title	Length of Service on the Fund
Erik Esselink	Portfolio Manager	2014
Jeff Everett	Portfolio Manager	2017
Marty Steinik	Portfolio Manager	2018”

VIGCE-SUM SUP 031919